FORM 8-K


                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                          Date of Report: September 25, 1995


                            THE CHARLES SCHWAB CORPORATION
                (Exact name of registrant as specified in its charter)


              Delaware                  1-9700                 94-3025021
     ____________________________     ___________           ________________
     (State or other jurisdiction     (Commission           (I.R.S. Employer
          of incorporation)           File Number)       Identification Number)


                                101 Montgomery Street
                           San Francisco, California 94104
                           _______________________________
                       (Address of principal executive offices)


                                    (415) 627-7000
                                    ______________
                           (Registrant's telephone number,
                                 including area code)

               Item 5. Other Events. Attached hereto and incorporated herein herein by reference are (i) the Distribution Agreement dated September 25, 1995 by and among The Charles Schwab Corporation (the "Company"), Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Charles Schwab & Co., Inc. relating to the issuance and sale from time to time by the Company of up to $140,000,000 aggregate public offering price of its Medium-Term Notes, Series A and (ii) forms of Senior and Senior Subordinated Medium-Term Notes, Series A.

               Item 7(c).  Exhibits

                    1.2  Distribution Agreement dated
                    September 25, 1995 by and among The Charles
                    Schwab Corporation, Morgan Stanley & Co.
                    Incorporated, Goldman, Sachs & Co. and
                    Charles Schwab & Co., Inc.

                    4.3  Form of Senior Medium-Term Note, Series
                    A (Fixed Rate).

                    4.4  Form of Senior Medium-Term Note, Series
                    A (Floating Rate).

                    4.5  Form of Senior Subordinated Medium-Term
                    Note, Series A (Fixed Rate).

                    4.6  Form of Senior Subordinated Medium-Term
                    Note, Series A (Floating Rate).


                                      SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          Dated:  September 28, 1995         THE CHARLES SCHWAB CORPORATION


                                             By: /s/ DAVID S. POTTRUCK
                                             ______________________________
                                             Name: David S. Pottruck
                                             Title: President and Chief
                                                     Operating Officer